SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2007

ACTIVE POWER, INC.

(Exact Name of Registrant as Specified in Its Charter)

000-30939
(Commission File Number)
Delaware	74-2961657
(State of Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK12, Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 836-6464

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 14, 2007, Active Power, Inc. issued a press release reporting its preliminary results of operations for its fiscal quarter ended March 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On May 14, 2007, the Company issued a press release reporting that the Company has now completed the investigation into its historical stock option granting practices for the period from the Company’s initial public offering in August 2000 through the present. A copy of the press release is furnished herewith as Exhibit 99.2. The review was initiated at the request of the Board of Directors and continued with the assistance of legal and accounting advisors under the supervision of a special committee of the Board of Directors comprised of independent directors (the “Special Committee”). The Company’s Board of Directors has adopted all of the recommendations of the Special Committee that conducted this investigation. A comprehensive report of the Special Committee is included in the Annual Report on Form 10-K that was filed by the Company today and a summary of such report is included in the press release attached hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibit No.	Description

	99.1	Press Release of Active Power, Inc. dated May 14, 2007
	99.2	Press Release of Active Power, Inc. dated May 14, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE POWER, INC.

Dated: May 14, 2007	By:	/s/ John K. Penver
John K. Penver
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Active Power, Inc. dated May 14, 2007
99.2	Press Release of Active Power, Inc. dated May 14, 2007

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